UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     January 26, 2006

                               China Media1 Corp.
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             (Exact name of registrant as specified in its charter)

           Nevada                      000-50193                   46-0498798
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(State or other jurisdiction          (Commission                (IRS Employer
     of incorporation)                File Number)           Identification No.)

      141-757 West Hastings Street, Suite 228 Vancouver, BC Canada V6C 1A1
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (778) 881-0939

                  2020 Main Street, Suite 500, Irvine CA 92614
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

            Not applicable.

Item 1.02 Termination of a Material Definitive Agreement.

            Not applicable.

Item 1.03 Bankruptcy or Receivership.

            Not applicable.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

            Not applicable.

Item 2.02 Results of Operations and Financial Condition.

            Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

            Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

            Not applicable.

Item 2.05 Costs Associated with Exit or Disposal Activities.

            Not applicable.

Item 2.06 Material Impairments.

            Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard: Transfer of Listing.

            Not applicable.

Item 3.02 Unregistered Sales of Equity Securities.

            Not applicable.

Item 3.03 Material Modification to Rights of Security Holders.

            Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

            Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

            Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

            Not applicable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) On January 26, 2006, Edwon Lam's resignation as a Director of China Media1 Corp. was accepted by the Board of Directors. Mr. Lam's resignation was not based on any disagreement with us on any matter relating to our operations, policies or practices.

(b) On January 26, 2006, Ernest Cheung resigned from his position as Chief Financial Officer. Mr. Cheung's resignation was not based upon any disagreement with us on any matter relating to our operations, policies or practices. Mr. Cheung will continues to serve as our President and Chief Operating Officer.

(c) On January 26, 2006 our Board of Directors reconfigured the officer structure of China Media1 Corp. as follows: Adrian Hanxiong Cai, our former President was appointed as Chief Executive Officer; (ii) Ernerst Cheung, our former Chief Financial Officer was appointed as President and Chief Operating Officer and (iii) Danny Hon was appointed as Chief Financial Officer. There is currently no employment agreement with Mr. Hon and compensation terms are being negotiated.

Danny C. Hon, 44, was appointed as a Director and our Chief Financial Officer on January 26, 2006. Mr. Hon will devote approximately 30% of his time to the position of Chief Financial Officer. Mr. Hon is a Certified General Accountant that has over 20 years of experience in accounting and finance experience. Mr. Hon has been an Associate member of The Certified General Accountants Association of Canada since 1994 as well as a Certified Financial Planner since 1998. Mr. Hon has been a Fellow member of The Association of Chartered Certified Accountants of United Kingdom since 1992 and The Hong Kong Institute of Certified Public Accountants since 1999. Mr. Hon received his Master of Science in Administration from Central Michigan University of USA in 2000.
Mr. Hon has various international accounting and finance exposures through working with various companies in Hong Kong and Canada. Mr. Hon has been a partner of Hon & Wong, Certified General Accountants since 1996 and is specialized in financial reporting of companies listed on North America. Mr. Hon also serves as Chief Financial Officer for Maxy Gold Corp. (MXD.V) and Silvercorp Metals, Inc. (SVM.TO), both on a part time basis.


(d) On January 26, 2006, pursuant to a resolution our Board of Directors appointed Danny Hon as a Director to fill the vacancy created by Mr. Lam's resignation.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

            Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

            Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

            Not applicable.

Section 6 - [Reserved]

            Not applicable.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

            Not applicable.

Section 8 - Other Events

Item 8.01 Other Events.

            Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            Exhibit
            Number            Description

            Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CHINA MEDIA1 CORP.

                                  (Registrant)


Date:  February 15, 2006               By: /s/ Ernest Cheung
                                           -------------------------------------
                                               Ernest Cheung, President